UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 1998


                               ALLTEL CORPORATION

             (Exact name of registrant as specified in its charter)



       Delaware                    1-4996                      34-0868285

    (State or other       (Commission File Number)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
     incorporation or
     organization)

One Allied Drive, Little Rock, Arkansas                72202

(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (501) 905-8000



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets

     On June 30, 1998, ALLTEL Corporation, a Delaware corporation ("ALLTEL"), consummated the transactions contemplated by an Agreement and Plan of Merger, dated as of March 16, 1998 (the "Merger Agreement"), by and among ALLTEL, Pinnacle Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ALLTEL ("Merger Sub"), and 360 Communications Company, a Delaware corporation ("360"), pursuant to which Merger Sub was merged into 360, with 360 becoming a wholly-owned subsidiary of ALLTEL (the "Merger"). The effective time of the Merger (the "Effective Time") was 12:01 a.m., Eastern Time,
July 1, 1998.

     At the Effective Time, each outstanding share of common stock, $.01 par value (the "360 Common Stock"), of 360 (other than shares of 360 Common Stock which, immediately prior to the Effective Time, were held in 360's treasury or by any of 360's direct or indirect wholly-owned subsidiaries, or any shares of 360 Common Stock that were owned by ALLTEL, Merger Sub or any other subsidiary of ALLTEL) were converted into the right to receive .74 fully paid and nonassessable share of common stock, $1 par value, of ALLTEL. Cash will be paid in lieu of any fractional share of ALLTEL Common Stock. At the Effective Time, the former stockholders of 360 received from ALLTEL an aggregate of approximately 89,868,445 shares of ALLTEL Common Stock. In addition, at the Effective Time, each outstanding option to purchase or acquire a share of 360 Common Stock under employee incentive or benefit plans, programs and arrangements and non-employee director plans maintained by 360 was converted into an option to purchase the number of shares of ALLTEL Common Stock equal to the product to .74 multiplied by the number of shares of 360 Common Stock which could be obtained prior to the Effective Time upon the exercise of such option, at an exercise price per share equal to the exercise price for each share of 360 Common Stock subject to an option divided by .74. Each outstanding award under any employee incentive or benefit plans, programs or arrangements, and non-employee director plans maintained by 360 which provide for grants of equity-based awards were amended or converted into a similar instrument of ALLTEL, with such adjustment to the terms of such awards as are appropriate to preserve the value inherent in such awards. The description of the terms of the Merger is qualified in all respects by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

     A copy of the press release regarding the consummation of the Merger issued by ALLTEL is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     No material relationship exists between 360 and ALLTEL and any of ALLTEL's affiliates, any director or officer of ALLTEL, or any associate of such director or officer.

                                       2
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

 (a) The financial statements of 360 required pursuant to Rule 3-05 of Regulation S-X are not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date that this Form 8-K is required to be filed.

 (b) The pro forma financial information required pursuant to Article 11 of Regulation S-X is not attached to this form 8-K and will be filed be amendment not later than 60 days after the date this Form 8-K is required to be filed.

 (c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of March 16, 1998, among ALLTEL Corporation, Pinnacle Merger Sub, Inc. and 360 Communications Company (previously filed with the Commission on May 6, 1998 as Annex A to Joint Proxy Statement/Prospectus of ALLTEL Corporation and 360 Communications Company, Commission File No. 333-51915, and incorporated by reference herein).

     99.1 Press Release, dated July 1, 1998 of ALLTEL Corporation.

                                       3
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



ALLTEL CORPORATION

(Registrant)


By: /S/Dennis J. Ferra

       Dennis J. Ferra
       Senior Vice President and
       Chief Administrative Officer

July 2, 1998

                                     4

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                                  EXHIBIT INDEX


Exhibit
Number                        Description of Exhibits

99.1           Press Release of ALLTEL Corporation, dated July 1, 1998.

                                     5